UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): July 31, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
814 East Main Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated July 31, 2008 and filed (by the required date) on August 4, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Tucson, Arizona Hilton Garden Inn Hotel

(Audited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above).

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008	14
Notes to Pro Forma Condensed Consolidated Balance Sheet	16
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008	17
Notes to Pro Forma Condensed Consolidated Statement of Operations	19

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Report of Independent Auditors

Board of Directors

Apple REIT Nine, Inc.

We have audited the accompanying balance sheet of the Tucson, AZ – Hilton Garden Inn Hotel (the “Hotel”) as of December 31, 2007, and the related statement of operations, cash flows, and owners’ equity for the year then ended. These financial statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Hotel’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Hotel’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Tucson, AZ – Hilton Garden Inn Hotel as of December 31, 2007 and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Richmond, Virginia

September 29, 2008

Tucson, AZ – Hilton Garden Inn Hotel

Balance Sheet

December 31 2007
Assets
Cash and cash equivalents	$205,722
Prepaid expenses and other assets, net	139,991
Investment in real estate	13,097,129

Total assets	$13,442,842

Liabilities and owners’ equity
Accounts payable and other liabilities	$2,196,567
Mortgage payable	8,328,567

Total liabilities	10,525,134
Owners’ equity	2,917,708

Total liabilities and owners’ equity	$13,442,842

See accompanying notes.

Tucson, AZ – Hilton Garden Inn Hotel

Statement of Operations

Year Ended December 31
2007
Revenues
Rooms	$—
Other income	—

Total revenues	—

Operating expenses
Real estate taxes, insurance and other	807
Administrative	6,298

Total operating expenses	7,105

Other income
Interest income	1,413

Net loss	$(5,692)

See accompanying notes.

Tucson, AZ – Hilton Garden Inn Hotel

Owners’ Equity

Year Ended December 31
2007
Owners’ equity at beginning of period	$2,728,244
Contributions by owners	195,156
Net loss	(5,692)

Owners’ equity at end of period	$2,917,708

See accompanying notes.

Tucson, AZ – Hilton Garden Inn Hotel

Statement of Cash Flows

Year Ended December 31 2007
Cash flows from operating activities
Net loss	$(5,692)
Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in operating assets and liabilities:
Prepaid expenses and other assets	23,908

Net cash provided by operating activities	18,216

Cash flows from investing activities
Purchase of property and equipment, including construction-in-progress	(7,958,358)

Net cash used in investing activities	(7,958,358)

Cash flows from financing activities
Proceeds from mortgage payable	7,468,195
Capital contributions	195,156

Net cash provided by financing activities	7,663,351

Net decrease in cash and cash equivalents	(276,791)

Cash and cash equivalents
Beginning of year	482,513

End of year	$205,722

Supplemental Information:
Interest paid	$181,428

Non-cash transactions:
Construction related payables	$2,191,220

See accompanying notes.

Tucson, AZ – Hilton Garden Inn Hotel

Notes to Financial Statements

December 31, 2007

1. Nature of Business and Significant Accounting Policies

Nature of Business

The accompanying financial statements present the financial information of the Tucson, AZ – Hilton Garden Inn Hotel property (the “Hotel”) as of December 31, 2007 and for the year then ended. The Hotel is owned by Valencia Tucson, LLC (the “Company”), a Kansas limited liability company that was formed for the purpose of acquiring, owning and operating hotels. As of December 31, 2007, the property was under construction. The Hotel had no operating income for the year ending December 31, 2007. The Hotel will have 130 rooms and will operate as a Hilton Garden Inn in Tucson, Arizona.

Basis of Accounting

The financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents

The Hotel considers all highly liquid instruments purchased with original maturities of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Real Estate

Depreciation will be calculated on a straight-line basis over the estimated useful lives of the assets. Management estimates the useful lives of assets to be 39 years for buildings and improvements, 15 years for land improvements, and 5 to 7 years for furniture, fixtures and equipment.

Construction in Progress

Construction in progress is stated at cost. Property taxes and interest expenses incurred during the construction of the facilities have been capitalized and will be depreciated over the life of the asset when placed in service. Total interest capitalized during 2007 was $383,023.

1.	Nature of Business and Significant Accounting Policies (continued)

Impairment of Long-Lived Assets

The Hotel’s management reviews the carrying value of tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated cash flows. Management’s estimates of fair values are based on the best information available and require the use of estimates, judgment and projections as considered necessary. As of December 31, 2007, no impairment losses were recognized.

Revenue Recognition

Revenue will be recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

Income Taxes

The Hotel is owned by a limited liability company. The members of the Company separately account for the Hotel’s items of income, deductions, losses, and credits for federal and state income tax reporting.

2.	Investment in Real Estate

Investment in real estate at December 31, 2007 consisted of the following:

2007
Land	$1,246,655
Construction in progress	11,850,474

Investment in real estate	$13,097,129

3.	Franchise Fees

The Hotel has entered into a 20-year franchise agreement under which the Hotel agrees to use the Franchisor’s trademark, standard of service, and construction quality and design. This agreement required a one-time fee of $60,000, which will be amortized on a straight-line basis over the life of the agreement, beginning on the first day of operations. As the Hotel has not begun operations, no amortization was recorded in the current period.

3.	Franchise Fees (continued)

The Hotel is required to pay the franchisor a flat fee monthly for dues, software support, etc., and is required to pay franchise, marketing, and reservation service fees which are based on a percentage of gross room revenues. As the Hotel has not begun operations as of December 31, 2007, no monthly fees have been incurred to date.

4.	Related Parties

The Company’s ownership consists of seven members, Donald Culbertson at approximately 65% and six others with ownership between 4 and 10%. There were no outstanding loans from the Hotel to any of the members for the year ended December 31, 2007.

The company engaged Sunway Construction, a company 100% owned by Mr. Culbertson, to perform general contractor and oversight services during the construction of the Hotel. Approximately $1.5 million has been paid to Sunway Construction for the performance of these services.

5.	Mortgage Payable

Mortgage note payable at December 31, 2007 consisted of the following:

2007
Marshall & Ilsley Bank note, collateralized by the Hotel, interest only due monthly at 7.45%, maturing December 2010	$8,328,567

6.	Pending Legal Proceedings

The Hotel is involved in certain litigation arising in the ordinary course of our business. Although the ultimate outcome of these matters cannot be ascertained at this time and the results of legal proceedings cannot be predicted with certainty, the Hotel believes that based on current knowledge, that the resolution of these matters will not have a material adverse effect on our financial position or results of operations.

7.	Subsequent Event

On July 31, 2008 the Company sold the Hotel to a subsidiary of Apple REIT Nine, Inc., a Virginia Corporation, for $18,375,000.

Tucson, AZ – Hilton Garden Inn Hotel

Balance Sheets

	June 30 2008 (Unaudited)	December 31 2007
Assets
Investment in hotel, net	$16,002,208	$13,097,129
Cash and cash equivalents	471,907	205,772
Accounts receivable	56,213	—
Prepaids and other assets	154,364	139,991
Deferred financing costs, net	49,118	—
Intangible assets, net	58,980	—

Total assets	$16,792,790	$13,442,842

Liabilities and owners’ equity
Accounts payable and other liabilities	$643,419	$2,196,567
Mortgage payable	13,476,000	8,328,567

Total liabilities	14,119,419	10,525,134
Owners’ equity	2,673,371	2,917,708

Total liabilities and owners’ equity	$16,792,790	$13,442,842

Tucson, AZ – Hilton Garden Inn Hotel

Statements of Operations (Unaudited)

	Six Months Ending June 30 2008	Six Months Ending June 30 2007
Revenues
Rooms	$943,472	$—
Other income	158,105	—

Total revenues	1,101,577	—

Operating expenses
Rooms	218,827	—
Depreciation and amortization	274,743	—
Real estate taxes, insurance and other	76,018	631
Property operation, maintenance and energy costs	137,484	—
Management and franchise fees	110,958	—
Administrative and other	363,542	1,175

Total operating expenses	1,181,572	1,806

Operating loss	(79,995)	(1,806)

Other income (expense)
Interest expense	(283,618)	(9,626)

Net loss	$(363,613)	$(11,432)

Tucson, AZ – Hilton Garden Inn Hotel

Statements of Cash Flows (Unaudited)

	Six Months Ending June 30 2008	Six Months Ending June 30 2007
Cash flows from operating activities
Net loss	$(363,613)	$(11,432)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	263,563	—
Changes in operating assets and liabilities:
Accounts receivable	(56,213)	—
Prepaid expenses and other assets	(135,189)	(17,732)
Accounts payable and accrued expenses	510,068	—

Net cash provided by (used in) operating activities	218,616	(29,164)

Cash flows from investing activities
Purchase of property and equipment, including construction-in-progress	(5,219,139)	(1,980,494)

Net cash used in investing activities	(5,219,139)	(1,980,494)

Cash flows from financing activities
Proceeds from mortgage payable	5,147,433	1,430,935
Capital contributions	119,275	107,879

Net cash provided by financing activities	5,266,708	1,538,814

Net increase (decrease) in cash and cash equivalents	266,185	(470,844)

Cash and cash equivalents
Beginning of period	205,722	482,513

End of period	$471,907	$11,669

Supplemental information
Interest paid	$402,341	$38,008

Non-cash transactions
Construction related payables	$(2,063,215)	$709,573

The unaudited interim financial statements have been prepared in accordance with Article 10 of Regulation S-X. Accordingly, they do not include all of the information required by accounting principles generally accepted in the United States. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered for a fair presentation have been included. These unaudited interim financial statements should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2007 included herein. Operating results for the six month period ended June 30, 2008 are not necessarily indicative of the results that may be expected for the twelve month period ending December 31, 2008.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008

This Pro Forma Condensed Consolidated Balance Sheet also assumes that the hotel had been leased to our wholly-owned taxable REIT subsidiary pursuant to a master hotel lease arrangement. The hotel acquired will be managed by Texas Western Management Partners, L.P. under a management agreement.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheet of the hotel property.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transaction had been completed as of June 30, 2008, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheet of the acquired hotel.

Balance Sheet as of June 30, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$18,874	(A)	$18,874
Cash and cash equivalents	162,579	(18,869	)(C)	143,710
Other assets, net	242	—		242

Total Assets	$162,821	$5		$162,826

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$51	5	(B)	$56

Total Liabilities	51	5		56

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	163,359	—		163,359
Distributions greater than net income	(637)	—		(637)

Total Shareholders’ Equity	162,770	—		162,770

Total Liabilities and Shareholders’ Equity	$162,821	$5		$162,826

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the property that has been purchased after June 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Tucson, AZ Hilton Garden Inn

Purchase price per contract	$18,375,000
Other closing and capitalized costs (credits) incurred	131,500
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	367,500

Investment in hotel properties	18,874,000	(A)

Net other assets/(liabilities) assumed	(5,000	)(B)

Total purchase price	$18,869,000	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisition.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008

This Pro Forma Condensed Consolidated Statement of Operations also assumes that the hotel had been leased to our wholly-owned taxable REIT subsidiary pursuant to a master hotel lease arrangement. The hotel acquired will be managed by Texas Western Management Partners, L.P. under a management agreement.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Nine, Inc. and the historical Statement of Operations of the hotel property.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transaction had been completed on the latter of January 1, 2008, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Nine, Inc.

The hotel opened in March 2008, therefore had no material operating results in 2007.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statement of Operations of the acquired hotel.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Tucson, AZ Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$—	$944	$—		$944
Other revenue	—	158	—		158

Total revenue	—	1,102	—		1,102

Expenses:
Operating expenses	—	356	—		356
General and administrative	111	364	50	(B)	525
Management and franchise fees	—	111	—		111
Taxes, insurance and other	—	76	—		76
Depreciation of real estate owned	—	275	(275	)(C)	210
			210	(D)
Interest, net	(385)	284	(236	)(E)	(337)

Total expenses	(274)	1,466	(251)		941

Income tax expense	—	—	—	(G)	—

Net income (loss)	$274	$(364)	$251		$161

Basic and diluted earnings per common share	$0.09				$0.04

Weighted average common shares outstanding—basic and diluted	3,196		629	(F)	3,825

Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited):

(A)	Represents results of operations for the hotel on a pro forma basis as if the hotel was owned by the Company on the date the hotel began operations. The hotel began operations in March 2008 and had limited operational activity prior to its opening. The Company was initially formed on November 9, 2007, and had no operations prior to that date.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning properties, including the advisory fee, accounting and legal expenses.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired property.

(D)	Represents the depreciation on the hotel acquired based on the purchase price allocation to depreciable property and the date the hotel began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire the property on the date the hotel began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of the hotel, net of any debt assumed. The calculation assumes the property was acquired on the date the hotel began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreement put in place between the Company and our lessee, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreement, our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer October 10, 2008